UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004


FORM 8-K


CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 18, 2018
(April 16, 2018)


Oakridge Holdings, Inc.
(Exact name of registrant as specified in its charter)








Minnesota

0-1937

41-0843268
(State or Other Jurisdiction of
Incorporation)

(Commission
File Number)

(IRS Employer
Identification No.)
400 West Ontario Street
Unit 1003
Chicago, IL 60654
(Address of principal executive offices; zip code)
Registrant's telephone number, including area code: (312) 505-9267


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

-
Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

-
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

-
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

-
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01. Regulation FD Disclosure
Plans of Reorganization and Disclosure Statements
    As previously disclosed, on May 22, 2017, Oakridge Holdings,
Inc. ('we' or the 'Company') and our operating subsidiary, Stinar
HG, Inc., a Minnesota corporation ('Stinar' and together with the Company, the 'Debtors') filed voluntary petitions in the United States Bankruptcy Court for the District of Minnesota (the 'Bankruptcy Court') seeking relief under Chapter 11 of Title 11 of the United States Code
 (the 'Bankruptcy Code'). The Chapter 11
Cases are being administered under the captions 'In re
Oakridge Holdings, Inc.,' Case No. 17-
31669 and In re Stinar HG, Inc., dba Stinar Corporation Case
 No. 17-341670 (the 'Chapter 11
Cases'). The Debtors continue to operate their businesses
 and manage their properties as
'debtors-in-possession' under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.
    On April 16, 2018, the Debtors each filed a Plan of
Reorganization Pursuant to Chapter 11
of the Bankruptcy Code (the 'Plans') and a Disclosure
Statement, relating to each of their
respective Plans (the 'Disclosure Statements'), with the Bankruptcy Court.
    The Debtors recommend that holders of claims in the Bankruptcy refer to the limitations, risk factors and qualifications included in the Plans and the Disclosure Statements, as applicable, with respect to the information contained therein. Information contained in each of the Plans and the each of the related Disclosure Statements is subject to change, whether as a result of amendments to the Plans, requirements by the Bankruptcy
Court, actions of third parties, or
otherwise.
    The Bankruptcy Code does not permit solicitation of acceptances of a Plan until the Bankruptcy Court has approved the Disclosure Statementapplicable to that Plan. Accordingly, this Current Report on Form 8-K is not intended to be, nor should it be construed as, a solicitation for a vote on either of the Plans. There can be no assurance that the Bankruptcy Court will approve the Disclosure Statements, that the Debtors' creditors and such other stakeholders as the court directs to receive a ballot will approve the Plans, or that the Bankruptcy Court will confirm the Plans. The Debtors will emerge from Chapter 11 when their respective Plans receive the requisite approval from holders of claims, the Bankruptcy
Court enters an order confirming their respective Plans, and certain conditions to the effectiveness of the respective Plans, as stated therein, are satisfied.
    The foregoing description of the Plans and Disclosure Statements does not purport to be complete and is qualified in its entirety by reference to the Plans and Disclosure Statements.
Copies of the Company's Plan of Reorganization and Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.
   Copies of Stinar's Plan of Reorganization and
Disclosure Statement are attached hereto as Exhibits 99.3 and 99.4, respectively. In accordance with General Instruction B.2 of Form 8-K, Exhibits 99.1, 99.2,
99.3 and 99.4 shall not be deemed
'filed' for purposes of Section 18 of the Securities Exchange
 Act of 1934 (the 'Exchange Act')
or otherwise subject to the liabilities of that section, nor shall Exhibits 99.1, 99.2, 99.3 and 99.4 be deemed incorporated by reference into any filing under the
 Securities Act of 1933 or the
Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Information
    Certain of the statements included in this Current Report on Form 8-K constitute 'forward-looking statements' intended to qualifyfor the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. In particular, they include statements relating to future actions and strategies of the Company and its operating subsidiary. These forward-looking statements are based on current expectations and projections about future events.
Readers are cautioned that forward-looking statements are not guarantees of future operating and financial performance or results and involve substantial risks and uncertainties that cannot be predicted or quantified, and, consequently, the actual performance of the Company and its operating subsidiary may differ materially from those expressed or implied by such forward-looking statements.
Item 9.01. Financial Statements and Exhibits.

(d)
Exhibits



99.1

Plan of Reorganization of Oakridge Holdings, Inc.
99.2

Disclosure Statement of Oakridge Holdings, Inc.
99.3

Plan of Reorganization of Stinar HG, Inc.
99.4

Disclosure Statement of Stinar HG, Inc.


__________________________________________________________


SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.














OAKRIDGE HOLDINGS, INC.
(Registrant)




Date: April 18__, 2018



By:

/s/ Robert Gregor for Robert C. Harvey




Name:

Robert C. Harvey




Title:

President, Chief Executive Officer, Chief
Financial Officer and Chairman of the
Board of Directors